Prospectus Supplement	233121/06
dated March 31, 2006 to

THE GEORGE PUTNAM FUND OF BOSTON
Prospectus dated November 30, 2005

The first table in the section “Who manages the fund?” is replaced with the following:

Portfolio Leader	Joined Fund	Employer	Positions Over Past Five Years

Jeanne Mockard	2000	Putnam Management	Senior Portfolio Manager
		1985 – Present

Portfolio			Positions Over Past Five Years
Members	Joined Fund	Employer

Geoffrey Kelley	2006	Putnam Management	Portfolio Manager
		1994 – Present	Previously, Quantitative Portfolio
			Specialist

Jeffrey Knight	2001	Putnam Management	Chief Investment Officer, Global Asset
		1993 – Present	Allocation Team
			Previously, Director, Global Asset
			Allocation Team

Raman Srivastava	2004	Putnam Management	Portfolio Manager
		1999 – Present	Previously, Portfolio Construction
			Specialist; Quantitative Analyst

In the section “Who manages the fund?” the information under the sub-heading “Fund Ownership” is replaced with the following:

Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

		$0	$1 –	$10,001 -	$50,001 -	$100,001	$500,001-	$1,000,000
	Year		$10,000	$50,000	$100,000	-500,000	$1,00,000	and over

Jeanne Mockard	2005				*

Portfolio Leader	2004			*

Geoffrey Kelley	N/A

Portfolio Member	N/A

Jeffrey Knight	2005	*

Portfolio Member	2004	*

Raman Srivastava	2005				*

Portfolio Member	N/A

Mr. Kelley, who joined the fund’s management team after the end of its fiscal year, owned fund shares valued at between $10,001 and $50,000, as of 2/28/06.

N/A indicates the individual became a Portfolio Leader or Portfolio Member after the reporting date.